As filed with the Securities and Exchange Commission on February 24, 2003.

                                                             File Nos. 333-70963
                                                                       811-09201

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 8

                     AND THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 1

                            COLI VUL-2 SERIES ACCOUNT
                           (Exact Name of Registrant)

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                               (Name of Depositor)

                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
              (Address of Depositor's Principal Executive Offices)

                      (303) 737-3000 (Depositor's Telephone
                                     Number)

                               William T. McCallum
                      President and Chief Executive Officer
                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
                     (Name and Address of Agent for Service)

                                   COPIES TO:
        James F. Jorden, Esq.               Beverly A. Byrne, Esq.
        Jorden Burt LLP                     Vice President, Counsel & Associate
        Suite 400 East                      Secretary
        1025 Thomas Jefferson Street, N.W.  Great-West Life & Annuity Insurance
        Washington, D.C.  20007-5208        Company
                                            8515 East Orchard Road, 2T3
                                            Greenwood Village, Colorado 80111

                                         ------------
Approximate date of proposed public offering:  Continuous

It is proposed that this filing will become effective (check appropriate box):

               [ ] immediately upon filing pursuant to paragraph (b) of Rule
                   485.

               [ ] on (date) pursuant to paragraph (b) of Rule 485.

               [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule
                   485.

               [X]  on May 1, 2003 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

               [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being offered: flexible premium variable universal life insurance policies.

                   Great-West Life & Annuity Insurance Company

                                 A Stock Company

                             8515 East Orchard Road

                        Greenwood Village, Colorado 80111

                                 (303) 737-3000

Key Business VUL -- Prospectus

                 A Flexible Premium Variable Universal Life Insurance Policy
                    offered by Great-West Life & Annuity Insurance Company
                       in connection with its COLI VUL-2 Series Account


This prospectus describes a flexible premium variable universal life insurance policy (the "Policy") offered by Great-West Life & Annuity Insurance Company ("Great-West," "Company," "we" or "us"). The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. The Policy is designed to meet the definition of "life insurance contracts" for federal income tax purposes.

The Policy allows "you," the Owner, within certain limits to:

o choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;
o    choose the amount and timing of premium payments, within certain limits;
o    allocate  premium  payments  among the  available  investment  options  and
     Transfer  Account  Value  among  available   investment   options  as  your
     investment objectives change; and
o access your Policy's Account Value through loans and partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy. We use certain special terms that are defined in Appendix
A. You should read this prospectus carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   The Date of this prospectus is May 1, 2003

           Table of Contents
Summary of Policy and its Benefits.....1
Policy Risks...........................2
Fund Risks.............................4
Fee Tables ............................5
      Transaction Fees.................5
      Periodic Charges ................5
      Supplemental Benefits Charges....6
      Total Annual Fund Operating
         Expenses......................7
      Individual Fund Annual
            Operating Expenses.........7
Description of Depositor, Registrant,
      and Funds........................9
Premium...............................11
Charges and Deductions................16
     Expense Charge Applied to
         Premium......................16
     Mortality and Expense Risk
         Charge.......................17
     Monthly Deduction................17
     Monthly Risk Rates...............17
     Service Charge...................18
     Transfer Fee.....................18
     Partial Withdrawal Fee...........18
     Surrender Charges................18
     Change of Death Benefit
         Option Fee...................18
     Fund Expenses....................18
General Description of Policy.........18
     Policy Rights....................18
         Owner........................18
         Beneficiary..................19
     Policy Limitations...............19
         Allocation of Net Premiums...19
         Transfers Among Divisions....19
         Exchange of Policy...........20
         Age Requirements.............20
     Policy or Registrant Changes.....20
         Addition, Deletion or
         Substitution of Investments..20
         Entire Contract..............20
         Alteration...................20
         Modification.................20
         Assignments..................21
         Notice and Elections.........21
     Account Value....................21
         Net Investment Factor........22
         Splitting Units..............22
 Other Provisions and Benefits........22
         Misstatement of Age or Sex...22
         Suicide......................22
         Incontestability.............23
         Paid-Up Life Insurance.......23
         Supplemental Benefits........23
         Term Life Insurance Rider....23
         Change of Insured Rider......24
         Report to Owner..............24
         Dollar Cost Averaging........24
         Rebalancer Option............25
         Non-Participating............25
Premiums .............................25
      Policy Application, Issuance
         and Initial Premium..........25
      Free Look Period................26
      Premium.........................26
      Net Premiums....................26
      Planned Periodic Premiums.......26
Death Benefits........................26
        Death Benefit.................26
      Changes in Death Benefit
         Option.......................27
      Changes in Total Face Amount....28
Surrenders and Withdrawals............28
      Surrenders......................28
      Partial Withdrawal..............28
Loans ................................29
      Policy Loans....................29
Lapse and Reinstatement ..............30
      Lapse and Continuation of
         Coverage.....................30
      Grace Period....................30
      Termination of Policy...........30
      Reinstatement...................30
      Deferral of Payment.............30
Federal Income Tax Considerations.....31
Tax Status of Policy..................31
      Corporate Tax Shelter
         Registration and Customer
         List Requirements............31
      Diversification of Investments..31
      Policy Owner Control............31
Tax Treatment of Policy Benefits......32
      Life Insurance Death Benefit
         Proceeds.....................32
      Tax Deferred Accumulation.......32
      Distributions...................32
      Modified Endowment Contract.....32
      Distributions Under Modified
         Endowment Contracts..........33
      Distributions Under a Policy
         That Is Not a MEC............33
      Multiple Policies...............33
      Treatment When Insured
         Reaches Attained Age 100.....33
      Federal Income Tax
         Withholding..................33
      Actions to Ensure Compliance
         with the Tax Law.............33
      Trade or Business Entity Owns
         or is Directly or Indirectly
         a Beneficiary of the Policy..34
      Other Employee Benefit
         Programs.....................34
      Policy Loan Interest............34
      Our Taxes.......................34
Legal Proceedings.....................35
Legal Matters.........................35
Financial Statements..................35

Summary of the Policy and its Benefits

This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assume that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

1. Corporate-Owned Variable Life Insurance. We will issue Policies to corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.

2. The Series Account. We have established a separate account to fund the variable benefits under the Policy. The assets of the separate account are insulated from the claims of our general creditors.

3. Premium Payments. You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select. Thereafter, you choose the amount and timing of premium payments, within certain limits.

4. Free Look Period. You may return your Policy to us for any reason within 10 days of receiving it, or such longer period as required by applicable state law, and receive the greater of your Premiums, less any withdrawals, or your Account Value.

5. Investment Options and Funds. You may allocate your net premium payments among the available variable Divisions.

Each Division invests exclusively in shares of a single mutual fund (each a "Fund," collectively "Funds"). Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

You may Transfer amounts from one Division to another.

6. Death Benefit. You may choose from among three death benefit options -

     1.   a fixed benefit equal to the Total Face Amount of your Policy;

     2. a variable benefit equal to the sum of the Total Face Amount and your Policy's Account Value; or

     3. an increasing benefit equal to the sum of the Total Face Amount and the accumulated value of all premiums paid under your Policy accumulated at the interest rate shown on the policy specifications page of your Policy.

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first and third options.

At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year.

7. Account Value. Your Policy's Account Value will reflect -

     1.   the Premiums you pay;

     2.   the investment performance of the Divisions you select;

     3.   any policy loans or partial withdrawals;

     4.   your Loan Account balance; and

     5.   the charges we deduct under the Policy.

8.  Accessing Your Policy's Account Value.

You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a "modified endowment contract" ("MEC") for federal income tax purposes and you have had positive net investment performance.

You may surrender your Policy for its Cash Surrender Value. There are no surrender charges associated with your Policy.

You may withdraw a portion of your Policy's Account Value at any time while your Policy is in force.

A withdrawal will reduce your death benefit.

We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

9. Supplemental Benefits. The following riders are available -

     1.   term life insurance; and

     2.   change of insured

We will deduct the cost, if any, of the rider(s) from your Policy's Account Value on a monthly basis.

10. Paid-Up Life Insurance. If the Insured reaches Attained Age 100 and your Policy is in force, the Policy's Account Value, less Policy Debt, will be applied as a single Premium to purchase "paid-up" insurance. Your Policy's Account Value will remain in the Series Account allocated to the Divisions in accordance with your instructions. The death benefit under this paid-up insurance generally will be equal to your Account Value. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

11. Reinstatement. If your Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

12. Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.

If you withdraw part of the Cash Surrender Value, your Policy's death benefit will be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Policy's Account Value as collateral.

13. Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Policy's Account Value less the value of the Loan Account.

The Death Benefit Proceeds and your Policy's Account Value will be reduced by the amount of any partial withdrawals.

14. Policy loans. You may request a Policy loan of up to 90% of your Policy's Account Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made.

The minimum policy loan amount is $500.

15. Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000.

Policy Risks

1. Account Value Not Guaranteed. Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.

2.  Suitability as Short-Term Savings Vehicle.
The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it being considered.

3. Risk of Contract Lapse. Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy's monthly charges.

If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.

If, within the grace period, you do not make a premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.

4. Limitations on Withdrawals. Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Policy's Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Policy's Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Policy's Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.

5. Limitations on Transfers. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division.

6. Limitations or Charges on Surrender of Policy. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.

There are no surrender charges associated with your Policy. However, the surrender of your policy may have tax consequences.

7. Risks of Taking a Policy loan. As noted above, you may request a policy loan of up to 90% of your Policy's Account Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made. The minimum policy loan amount is $500.

Taking a policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and will reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a policy loan may have tax consequences.

8. Adverse Tax Consequences. Your Policy is structured to meet the definition of a life insurance contract under the Internal Revenue Code of 1986, as amended ("Code"). Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous distributions, exceed the total premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.

Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income. A 10% penalty tax is also generally imposed on the taxable portion of amount received before age 59 1/2.

Fund Risks

The Policy currently offers 46 investment options, each of which is a Division of Great-West's COLI VUL-2 Series Account ("the Series Account"). Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as "variable" because their investment experience depends upon the investment experience of the Funds in which they invest.

We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in Fund's prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. If you require a copy of a prospectus, please contact us at the address or telephone number listed on the first page of this prospectus.

                                   Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.

                                Transaction Fees

------------------------------- ----------------------------- ----------------------------
            Charge                When Charge is Deducted           Amount Deducted

------------------------------- ----------------------------- ----------------------------
------------------------------- ----------------------------- ----------------------------
Expense Charges Applied to       Upon each premium payment      Maximum: 10% of premium
Premium(1)
                                                                Current: 9% of premium

Partial Withdrawal Fee            Upon partial withdrawal     Maximum: $25 deducted from
                                                                 Account Value for all
                                                               partial withdrawals after
                                                              the first made in the same
                                                                     Policy Year.

Change of Death Benefit            Upon change of option        Maximum: $100 deducted
Option Fee                                                      from Account Value for
                                                                 each change of death
                                                                    benefit option.

Transfer Fees                   At time of transfer for all      Maximum: $10/Transfer
                                transfers in excess of 12
                                made in the same calendar
                                      year

------------------------------- ----------------------------- ----------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                     Periodic Charges Other Than Fund Operating Expenses

------------------------------- ----------------------------- ----------------------------
            Charge                When Charge is Deducted           Amount Deducted

------------------------------- ----------------------------- ----------------------------
------------------------------- ----------------------------- ----------------------------
Cost of Insurance (per $1000              Monthly
Net Amount at Risk)(2)

(1) We will deduct a maximum charge of 10% from each premium payment as follows. A maximum of 6.5% of Premium will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. For more information about the calculation of this charge, see "Expense Charges Applied to Premium" on page [].
(2) The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Total Face Amount, risk and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Total Face Amount based on the Insured's circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see "Monthly Risk Rates"on page[].

The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this prospectus.

        Minimum & Maximum                                     Guaranteed:
        Cost of Insurance                                        Minimum: $0.08 per
        Charge                                                   $1000.

                                                                 Maximum: $83.33 per
                                                                 $1000.


        Minimum & Maximum                                     Guaranteed:
        Cost of Insurance                                        Minimum: $0.37 per
        Charge for a 45-year                                     $1000.
        old Male Non-Smoker,
        $120,000 Face Amount                                     Maximum: $83.33 per
                                                                 $1000.

                                                              Current:

                                                                 Minimum: $0.11 per
                                                                 $1000.

                                                                 Maximum: $47.65 per
                                                                 $1000.


Mortality and Expense Risk        Upon each Valuation Date     Maximum: 0.90% annually.
Fees
                                                               Current: 0.40% for Policy
                                                                 Years 1-5, 0.25% for
                                                                 Policy Years 6-20, and
                                                                 0.10% thereafter.

Service Charge                            Monthly               Maximum: $15/month

                                                                Current: $10.00/month,
                                                                 Policy Years 1-3 and
                                                                 $7.50/month, Policy Years 4+

------------------------------- ----------------------------- ----------------------------

                          Supplemental Benefits Charges

The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. The benefits provided under each rider are described in "Supplemental Benefits" on page [ ] below.

------------------------------- ----------------------------- ----------------------------
            Charge                When Charge is Deducted           Amount Deducted

------------------------------- ----------------------------- ----------------------------
------------------------------- ----------------------------- ----------------------------
Term Life Insurance Rider(3)              Monthly             Guaranteed:
                                                                Minimum COI: $0.08 per
                                                                $1000.

                                                                Maximum COI: $83.33 per
                                                                $1000.

   Change of Insured Rider         Upon change of insured       Minimum: $100 per change.

                                                                Maximum: $400 per change.
------------------------------- ----------------------------- ----------------------------


The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund's fee and expenses is contained in the prospectus for each Fund.

(3) The applicable charge depends on the Insured's age when the rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your rider, please contact us at the address or telephone number shown on the first page of this prospectus.

Total Annual Fund Operating Expenses(4)

(Expenses that are deducted from Fund assets, including management fees, distribution [and/or service] (12b-1) fees, and other expenses)

------------------------------- ----------------------------- ----------------------------
                                          Minimum                       Maximum
------------------------------- ----------------------------- ----------------------------
------------------------------- ----------------------------- ----------------------------
Total Annual Operating
Expenses (without waivers or
reimbursements)

-------------------------------
-------------------------------
Total Waivers and Expense
Reimbursements

Total Annual Operating
Expenses (with contractual
waivers and reimbursements)
------------------------------- ----------------------------- ----------------------------

The figures in the following table show expense ratios for the individual Funds for the year-ended December 31, 2002, except where noted otherwise. The expenses of certain Funds reflect contractual fee reductions and expense reimbursements, as indicted in their prospectuses.

                    Individual Fund Annual Operating Expenses
                  (as a percentage of average daily net assets)

------------------------------- ------- ----------- ------------ ----------------- -------- ----------
             Fund                Mgt.   Rule           Other     Total Operating   Total    Total
                                 Fee    12b-1        Expenses        Expenses      Waivers  Operating
                                        Fees or                      (without               Expenses
                                        Service                      waivers)               (with
                                        Fees                                                waivers)
------------------------------- ------- ----------- ------------ ----------------- -------- ----------
------------------------------- ------- ----------- ------------ ----------------- -------- ----------

American Century VP Income &
Growth (Original Class Shares
-------------------------------
American Century VP
International (Original Class
Shares)
-------------------------------
American Century VP Untra
(Original Class Shares)
-------------------------------
American Century VP Value
(Original Class Shares)
-------------------------------
Dreyfus Stock Index Fund
(Initial  Share Class)
-------------------------------
Dreyfus Appreciation
Portfolio (Initial Share
Class)
-------------------------------
Dreyfus Growth and Income
Portfolio (Initial Share
Class)
-------------------------------
Federated American Leaders
Fund II (Primary Share Class)
-------------------------------
Federated Growth Strategies
Fund II

(4) The management fees and other expenses of the Funds are more fully described in the fund prospectuses. The information relating to the Fund expenses was provided by each Fund and was not independently verified by us.

-------------------------------
Federated High Income Bond
Fund II (Primary Share Class)
-------------------------------
Federated International
Equity Fund II
-------------------------------
Fidelity VIP Growth Portfolio
(Service Class 2)
-------------------------------
Fidelity VIP II Contrafund
(Service Class 2)
-------------------------------
Fidelity VIP II Investment
Grade Bond Portfolio (Service
Class 2)
-------------------------------
INVESCO VIF - Financial
Services Fund
-------------------------------
INVESCO VIF - Health Sciences
Fund
-------------------------------
INVESCO VIF - High Yield Fund
-------------------------------
INVESCO VIF - Core Equity Fund
-------------------------------
INVESCO VIF - Technology Fund
-------------------------------
Janus Aggressive Growth
Portfolio (Institutional
Shares)
-------------------------------
Janus Balanced Portfolio
(Institutional Shares)
-------------------------------
Janus Capital Appreciation
Portfolio (Institutional
Shares)
-------------------------------
Janus Flexible Income
Portfolio (Institutional
Shares)
-------------------------------
Janus Growth Portfolio
(Institutional Shares)
-------------------------------
Janus Worldwide Growth
Portfolio (Institutional
Shares)
-------------------------------
Maxim Loomis-Sayles Bond
Portfolio
-------------------------------
Maxim INVESCO ADR Portfolio
-------------------------------
Maxim INVESCO Balanced
Portfolio
-------------------------------
Maxim INVESCO Small-Cap
Growth Portfolio
-------------------------------
Maxim Ariel Mid-Cap Value
Portfolio
-------------------------------
Maxim Ariel Small-Cap Value
Portfolio
-------------------------------
Maxim Money Market Portfolio
-------------------------------
Maxim T.Rowe Equity/Income
Portfolio
-------------------------------
Maxim U.S. Government
Securities Portfolio
-------------------------------
Maxim Aggressive Profile I
Portfolio
-------------------------------
Maxim Moderately Aggressive
Profile I Portfolio
-------------------------------
Maxim Moderate Profile I
Portfolio
-------------------------------
Maxim Moderately Conservative
Profile I Portfolio
-------------------------------
Maxim Conservative Profile I
Portfolio
-------------------------------
Neuberger Berman AMT Guardian
Portfolio (Class I)
-------------------------------
Neuberger Berman AMT Mid-Cap
Growth Portfolio
-------------------------------
Neuberger Berman AMT Partners
Portfolio
-------------------------------
Neuberger Berman AMT Socially
Responsive Portfolio
-------------------------------
STI Classic Funds Capital
Appreciation
-------------------------------
STI Classic Funds Growth and
Income
-------------------------------
STI Classic Funds Small Cap
Value Equity


Description of Depositor, Registrant, and Portfolio Companies

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company organized under the laws of the state of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in forty-nine states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is an indirect, wholly owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is, in turn, a subsidiary of Power Financial Corporation, a financial services company. Power Corporation, a holding and management company, has voting control of Power Financial Corporation of Canada. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation.

The Series Account

COLI VUL-2 Series Account is a segregated asset account of Great-West. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account, which we hold separate and apart from our general account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account's own investment experience and not the investment experience of Great-West's other assets. The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).

Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.

The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding investment portfolio of a registered management investment company (commonly known as a mutual fund). We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.

All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.

The Investment Options and Funds

The Policy offers a number of investment options, corresponding to the Divisions. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND PROFILE, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Fund may differ substantially.

Some of the Funds' investment advisers or distributors compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders. Such compensation is paid out of the investment adviser's or the distributor's assets.

The investment policies of the current Funds are briefly described below:

American  Century  Variable  Portfolios,   Inc.  (advised  by  American  Century
Investment Management, Inc.)

      American Century VP Income & Growth seeks long-term capital growth, with current income as a secondary objective, by investing in common stocks.

      American Century VP International seeks capital growth by investing primarily in an internationally diversified portfolio of common stocks that are considered by the adviser to have prospects for appreciation.

      American Century VP Ultra seeks long-term capital growth by using a 16,000-company proprietary database to identify companies with accelerated growth. The fund conducts a fundamental analysis to further evaluate attractive companies and identify those with sustainable growth. The portfolio is built by buying stocks exhibiting the best sustainable, accelerated growth trends. Stocks that no longer meet the fund's acceleration criteria are sold.

      American Century VP Value seeks long-term capital growth by investing in securities that the adviser believes to be undervalued at the time of purchase. Income is a secondary objective.

Dreyfus (advised by The Dreyfus Corporation and its affiliate Mellon Equity Associates)

      Dreyfus Stock Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.

Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation)

      Appreciation Portfolio seeks to provide long-term capital growth consistent with the preservation of capital by investing primarily in common stocks focusing on "blue-chip" companies with total market values of more than $5 billion at the time of purchase. Current income is a secondary goal. Fayez Sarofim & Co. is the sub-adviser to this Fund and, as such, provides day-to-day management.

      Growth and Income Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk by investing primarily in stocks, bonds and money market instruments of domestic and foreign issuers.

Federated Insurance Series (advised by Federated Advisers)

      Federated American Leaders Fund II seeks to achieve long-term growth of capital by investing, under normal circumstances, primarily in common stock of "blue-chip" companies. The Fund's secondary objective is to provide income.

      Federated Growth Strategies Fund II seeks capital appreciation by investing primarily in equity securities of companies with prospects for above-average growth in earnings and dividends or companies where significant fundamental changes are taking place.

      Federated High Income Bond Fund II seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities, including lower-rated corporate debt obligations commonly referred to as "junk bonds."

      Federated International Equity Fund II seeks to obtain a total return on its assets by investing primarily in equity securities of companies outside the United States.

Fidelity Variable Insurance Products (VIP) Fund (advised by Fidelity Management & Research Company)

      Fidelity VIP Growth Portfolio seeks to achieve capital appreciation. The Portfolio normally invests primarily in common stocks of domestic and foreign companies that are believed to have above-average growth potential.

Fidelity Variable Insurance Products (VIP) Fund II (advised by Fidelity Management & Research Company)

      Fidelity VIP II Contrafund(R) Portfolio seeks long-term capital appreciation by investing primarily in common stocks. The Portfolio invests its assets in securities of companies whose value its investment advisor believes is not fully recognized by the public.

      Fidelity VIP II Investment Grade Bond Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital. The Portfolio normally invests in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).

INVESCO Variable Investment Funds, Inc. (advised by INVESCO Funds Group, Inc. ("INVESCO"))

      INVESCO VIF - Core Equity Fund seeks high total return through both growth and current income. The Portfolio normally invests in at least 65% (80% effective July 31, 2002) of its assets in a combination of common stocks of companies with a history of paying regular dividends and debt securities. Debt securities include corporate obligations and obligations of the U.S. government and government agencies. The remaining assets of the Portfolio are allocated to other investments at INVESCO's discretion, based upon current business, economic, and market conditions. The Portfolio was formally called the Industrial Income Portfolio and the Equity Income Fund.

      INVESCO VIF - Financial Services seeks capital appreciation. The Portfolio invests normally at least 80% of its assets in the equity securities of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies) and suppliers to financial services companies. INVESCO seeks companies that it believes can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate-sensitive.

      INVESCO VIF - Health Sciences seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. INVESCO attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established health care companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Portfolio.

      INVESCO VIF - High Yield Fund seeks a high level of current income by investing 65% (80% effective July 31, 2002) of its assets in bonds and other debt securities. The Portfolio pursues its investment objective through investment in a diversified portfolio of high yield corporate bonds rated below investment grade, commonly known as "junk bonds," and preferred stock with investment grade and below investment grade ratings. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Portfolio's primary objective.

      INVESCO VIF - Technology Fund seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund shares may rise or fall rapidly.

Janus Aspen Series  Institutional  Shares (advised by Janus Capital  Management,
LLC)

      Aggressive Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential, and normally investing at least 50% of its equity assets in medium-sized companies.

      Balanced Portfolio seeks long-term growth of capital, balanced by current income by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

      Capital Appreciation Portfolio seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to small, emerging growth companies.

      Flexible Income Portfolio seeks to maximize total return consistent with the preservation of capital by investing primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds.

       Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.

      Worldwide Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

Maxim Series Fund, Inc. (advised by GW Capital Management, LLC, (d.b.a. Maxim Capital Management) ("MCM") a wholly-owned subsidiary of Great-West)

      Maxim Ariel Small-Cap Value Portfolio seeks long- term capital appreciation. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalizations are less than $2 billion at the time of purchase. This portfolio will emphasize small companies that are believed to be undervalued but demonstrate a strong potential for growth, focusing on issuers with market capitalizations under $2 billion at the time of purchase.

      Maxim Ariel Mid-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalizations are less than $10 billion at the time of purchase and which are believed to be undervalued but demonstrate a strong potential for growth.

      Maxim Loomis-Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital preservation. Under normal circumstances, this portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. It may also invest up to 20% in preferred stocks, convertible preferred stocks or foreign securities and up to 35% in below investment grade quality securities.

      Maxim INVESCO ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts ("ADRs") or foreign stocks that are registered with the Securities and Exchange Commission and traded in the U.S.

      Maxim INVESCO Balanced Portfolio seeks high total return on investment through capital appreciation and current income. This portfolio invests in a combination of common stocks and fixed income securities, including preferred stocks, convertible securities and bonds. Under normal circumstances, the portfolio invests a majority of its total assets in common stocks and approximately one-third of its assets in investment grade debt securities.

      Maxim INVESCO Small-Cap Growth Portfolio seeks to achieve long-term capital growth. Under normal circumstances, this portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investments purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or less at the time of initial purchase. This portfolio may also invest up to 20% in equity securities of companies with market capitalizations in excess of $2.5 billion.

      Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio.

      Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of well-established companies paying above-average dividends.

      Maxim U.S. Government Securities Portfolio seeks the highest level of return consistent with preservation of capital and substantial credit protection. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities.

      Maxim Profile Portfolios

      Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor's risk tolerance.

      Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments.

      Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments, though income is a secondary consideration.

      Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.

      Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments, and to a lesser degree equity investments.

      Maxim Conservative Profile I Portfolio seeks capital preservation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments.

Neuberger  Berman  Advisers   Management  Trust  (advised  by  Neuberger  Berman
Management Incorporated)

      Guardian Portfolio seeks capital appreciation, and, secondarily, current income by investing primarily in common stocks of long-established, high-quality companies. A value-oriented investment approach is used in selecting securities. Mid-Cap Growth Portfolio seeks capital appreciation by investing, under normal market conditions, in equity securities of medium-sized companies. A growth-oriented investment approach is used in selecting securities.

      Partners Portfolio seeks capital growth by investing in common stocks and other equity securities of medium to large capitalization established companies. A value-oriented investment approach is used in selecting securities.

      Socially Responsive Portfolio seeks long-term capital appreciation by investing in stocks of medium to large capitalization companies that meet both financial and social criteria. A value-oriented investment approach is used in selecting securities.

STI Classic Variable Trust (advised by Trusco Capital Management, Inc.)

      STI Capital Appreciation Fund seeks to provide capital appreciation. It generally invests primarily in U.S. common stocks and other equity securities that the Fund's adviser believes have strong business fundamentals, such as revenue growth, cash flows, and earnings trends.

      STI Growth and Income Fund seeks to provide long-term capital appreciation with current income as a secondary investment goal. It generally invests primarily in equity securities, including common stocks of domestic companies and listed American Depository Receipts (ADRs) of foreign companies, all with market capitalizations of at least $1 billion. However, the average market capitalization can vary throughout a full market cycle and will be flexible to allow the Fund's adviser to capture market opportunities.

      STI Small Cap Value Equity Fund seeks to achieve capital appreciation with current income as a secondary investment goal. It generally invests at least 80% of its net assets in common stocks of small-sized U.S. companies (i.e., companies with market capitalizations under $2 billion). In selecting investments, the Fund's advisor chooses companies that it believes are undervalued in the market.

You should contact your representative for further information on the availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the accompanying fund prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.

Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account, and as such have the right to vote upon matters that are required by the 1940 Act to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting. We will, however, vote shares held in the Divisions in accordance with instructions received from Owners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

This description reflects our current view of applicable law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Charges and Deductions

Expense Charges Applied to Premium. We will deduct a maximum charge of 10% from each premium payment as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state's premium tax may be higher or lower than the amount attributable to premium taxes that we deduct from your premium payments.

The current expense charge applied to Premium for sales load is 5.5% of Premium up to target and 3.0% of Premium in excess of target for Policy Years 1 through
10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any). Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by applicable state insurance law, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding policy loans and less accrued loan interest) within the first six Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Policy's Account Value on the date the surrender Request was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.

The return of expense charge is based on the following:

      Policy Year            Percentage of
                             Account Value
                               Returned

        Year 1                    6%
        Year 2                    5%
        Year 3                    4%
        Year 4                    3%
        Year 5                    2%
        Year 6                    1%
        Year 7+                   0%

As described under the heading "Term Life Insurance Rider" on page [ ], we may offer a term life insurance rider that may have the effect of reducing the sales charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase, and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we apply against each Division of the Series Account on a daily basis. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.

The monthly deduction equals the sum of (1), (2), (3) and (4) where:

(1) is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;

(2)  is the service charge;

(3) is the monthly cost of any additional benefits provided by riders which are a part of your Policy; and

(4) is any extra risk charge if the Insured is in a rated class as specified in your Policy.

The net amount at risk equals:

o    the death benefit divided by 1.00327374; less
o your Policy's Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge for providing insurance coverage under the Policy. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured's sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the guaranteed maximum monthly risk rates based on the 1980 Commissioner's Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table ("1980 CSO"). Our monthly risk rates for unisex Policies will never exceed a maximum based on the 1980 CSO using male lives.

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.

Service Charge. We will deduct a maximum of $15.00 from your Policy's Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15.00 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10.00 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Policy's Account Value for all Transfers in excess of 12 made in the same calendar year. The allocation of your Initial Premium from the Maxim Money Market Portfolio Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the transfer fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Policy's Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.

Surrender Charges.  Your Policy has no surrender charges.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Policy's Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund's net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund's assets. A table containing current estimates of these charges and expenses can be found starting on page [ ]. For more information concerning the investment advisory fees and other charges against the Funds, see the fund prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds.

General Description of Policy

Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus if offered to corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.

Policy Rights

Owner. While the Insured is alive, unless you have assigned any of these rights, you may:
o    transfer ownership to a new owner;
o name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;
o    change or revoke a contingent owner;
o change or revoke a Beneficiary (unless a previous beneficiary designation was irrevocable);
o    exercise all other rights in the Policy;
o increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and
o change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.

Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.

Policy Limitations

Allocation of Net Premiums. Except as otherwise described herein, your net premium will be allocated in accordance with the allocation percentages you select. Percentages must be in whole numbers.

We will credit premium payments received prior to the end of the free look period as described in the "Free Look Period" section of this prospectus on page [ ].

You may change your allocation percentages at any time by Request. Telephone Requests will be honored only if we have a properly completed telephone authorization form for you on file. An allocation change will be effective as of the date we receive the Request for that change. We, our affiliates and the representative from whom you purchased your Policy will not be responsible for losses resulting from acting upon telephone Requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone. However, if we do not take reasonable steps to ensure that a telephone authorization is valid, we may be liable for such losses. We may suspend, modify or terminate this telephone privilege at any time without notice.

Transfers Among Divisions. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request. Telephone Requests will be honored only if we have a properly completed telephone authorization form for you on file. We, our affiliates and the representative from whom you purchased your Policy will not be responsible for losses resulting from acting upon telephone Requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. For transactions initiated by telephone, you will be required to identify yourself by name and a personal identification number. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses. We may suspend, modify or terminate the telephone Transfer privilege at any time without notice.

Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division's value from which the Transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division.

An administrative charge of $10 per Transfer will apply for all Transfers in excess of 12 made in a calendar year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers made in a single day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Maxim Money Market Portfolio Division to your selected Divisions does not count toward the twelve free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the twelve free Transfers (a one time rebalancing, however, will be counted as one Transfer).

Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

The cash value of your current Policy will be applied to the new policy as the Initial Premium.

Age Requirements. An Insured's Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.

Policy or Registrant Changes

Addition, Deletion or Substitution of Investments. Shares of any or all of the Funds may not always be available for purchase by the Divisions of the Series Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Series Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC, to the extent necessary. We also may close a Division to future premium allocations and Transfers of Account Value. If we do so, we will notify you and ask you to change your premium allocation instructions. If you do not change those instructions by the Division's closing date, Premiums allocated to that Division automatically will be allocated to the Maxim Money Market Portfolio Division until you instruct us otherwise. A Division closing may affect dollar cost averaging and the rebalancer option. We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in "Charges and Deductions" beginning on [ ] of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies. We also reserve the right to add Divisions, or to eliminate or combine existing Divisions or to Transfer assets between Divisions, or from any Division to our general account. In the event of any substitution or other act described in this paragraph, we may make appropriate amendment to the Policy to reflect the change.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification --
o is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are or the Series Account is subject;
o is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;
o is necessary to reflect a change in the operation of the Series Account or the Divisions; or
o    adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.

Account Value

Your Account Value is the sum of your interests in each Division you have chosen plus the amount in your Loan Account. The Account Value varies depending upon the premiums paid, expense charges applied to premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10.00 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Account Value attributable to each Division of the Series Account on the Policy Date equals:
o    that portion of net premium received and allocated to the Division, less
o    the service charges due on the Policy Date, less
o    the monthly risk charge due on the Policy Date, less
o    the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to or in excess of the Initial Premium after we have approved your application.

The Account Value attributable to each Division of the Series Account on subsequent Valuation Dates is equal to:
o the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division's net investment factor, plus
o that portion of net premium received and allocated to the Division during the current Valuation Period, plus
o that portion of the value of the Loan Account Transferred to the Division upon repayment of a policy loan during the current Valuation Period; plus
o any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
o any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
o that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
o that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
o that portion of fees due in connection with a partial withdrawal charged to the Division, less
o if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
o if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
o if the first day of a Policy Month occurs during the current Valuation Period, that Division's portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by deducting the mortality and expense risk charge for each day in the Valuation Period from the quotient of (1) and (2) where:
(1) is the net result of:
o the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus
o the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus
o a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and
(2) is the net result of:
o the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period; plus or minus
o a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.

The net investment factor may be greater or less than or equal to one.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Other Provisions and Benefits

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured's age, our liability will be limited to a return of premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy's Issue Date (one year if your Policy is issued in Colorado or North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in Colorado or North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.

Paid-Up Life Insurance. When the Insured reaches Attained Age 100 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase "paid-up" insurance. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single premium for this insurance will be based on the 1980 Commissioner's Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table. The cash value of your paid-up insurance, which initially is equal to the net single premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be equal to the cash value of the paid-up policy and, thus, as your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see "Federal Income Tax Considerations -- Treatment When Insured Reached Attained Age 100" on page [].

Supplemental Benefits. The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value.

Term Life Insurance Rider. This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured's Attained Age 100. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider's death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

This rider provides the same three death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider's death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.

If you purchase this rider, the Total Face Amount shown on your Policy's specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider's death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in "Death Benefit" above, using the Total Face Amount shown on your Policy's specifications page.

Coverage under this rider will take effect on the later of:
o    the Policy Date of the Policy to which this rider is attached; or
o the Policy Anniversary following our approval of your Request to add this rider to your Policy, subject to the deduction of the first monthly risk charge for the rider.

The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider's death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy's monthly risk charge.

If you purchase this rider, the target premium amount, to which the sales charge applies, will be proportionately lower. As a result, the sales charge deducted from your premium payments will be less than you would pay on a single Policy providing the same Total Face Amount of coverage as your Policy and rider.

We will offer this rider only in circumstances that result in the savings of sales and distribution expenses. As a result, in our discretion, we may decline to offer the term rider or refuse to consent to a proposed allocation of coverage between a base policy and term rider. In exercising this discretion, we will not discriminate unfairly against any person, including the affected owners funded by the Series Account.

You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:
o    the date the Policy is surrendered or terminated;
o    the expiration of the grace period of the Policy; or
o    the death of the Insured.

Change of Insured Rider. This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) evidence of insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured;
(4) evidence that the new Insured's age, nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. When a change of Insured takes effect, policy premiums will be based on the new Insured's age, sex, mortality class and the premium rate in effect on the Policy Date.

Report to Owner. We will maintain all records relating to the Series Account and the Divisions. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any question.

Dollar Cost Averaging. By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the twelve free Transfers allowed in a calendar year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.

The Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions.

You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a calendar year.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a calendar year.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.

You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.

Non-Participating. The Policy does not pay dividends.

Premiums

Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the proposed Insured. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Proposed Insureds must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to "rate" an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the "Policy Date") will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept premium payments before approval of an application, however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your premium payment to the Series Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this Prospectus due to individual state requirements are described in supplements that are attached to this Prospectus or in endorsements to the Policy, as appropriate.

Free Look Period. During the free look period (ten days or longer where required by law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy.

Generally, premium payments will be allocated to the Divisions you selected on the application. During the free look period, you may change your Division allocations as well as your allocation percentages.

Policies returned during the free look period will be void from the date we issued the Policy. In most states, we will refund your current Policy Account Value. In those states, this amount may be higher or lower than your premium payments, which means you bear the investment risk during the free look period.

Certain states require that we return the greater of your Policy Account Value (less any surrenders, withdrawals and distributions already received) or the amount of the Premiums received. In those states, we will allocate your net premium payments to the Division of the Series Account that invests in the Maxim Money Market Portfolio. We will Transfer the Account Value in that Division to the other Divisions of the Series Account in accordance with your allocation instructions at the end of the free look period.

Premium. All premium payments must be made payable to "Great-West Life & Annuity Insurance Company" and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy's Issue Date. You may pay additional premium payments to us in the amounts and at the times you choose, subject to the limitations described below.

We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 per Policy without our consent, although we will accept a smaller premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.

We will not accept premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.

Net Premiums. The net premium is the amount you pay as the Premium less any expense charges applied to Premiums. See "Charges and Deductions - - Expense Charges Applied to Premium," on page [ ].

Planned Periodic Premiums. While you are not required to make additional premium payments according to a fixed schedule, you may select a planned periodic premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic premium, unless you request to have reminder notices suspended. You are not required, however, to pay the planned periodic premium; you may increase or decrease the planned periodic premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

Death Benefits

Death Benefit. If your Policy is in force at the time of the Insured's death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured's death. The amount payable will be:
o    the amount of the selected death benefit option, less
o    the value of any Policy Debt on the date of the Insured's death, less
o    any accrued and unpaid policy charges.

We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured's death to the date of payment.

In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy: the guideline premium test ("GPT") and the cash value accumulation test ("CVAT"). See "Federal Income Tax Considerations - Tax Status of the Policy," on page [ ]. The Policy must qualify under either the GPT or the CVAT. When you purchase a Policy, you must choose the procedure under which your Policy will qualify. You may not change your choice while the Policy is in force.

Under both testing procedures, there is a minimum death benefit required at all times equal to your Policy's Account Value multiplied by some pre-determined factor. The factors used to determine the minimum death benefit depend on the testing procedure chosen and vary by age. The factors (expressed as percentages) used for GPT are shown in Appendix B and those used for CVAT are set forth in your Policy.

Under the GPT, there is also a maximum amount of Premium that may be paid with respect to your Policy.

Use of the CVAT can be advantageous if you intend to maximize the total amount of premiums paid. An offsetting consideration, however, is that the factors used to determine the minimum death benefit are higher under the CVAT, which can result in a higher death benefit over time and, thus, a higher total cost of insurance.

The Policy has three death benefit options.

Option 1. The "Level Death" Option. Under this option, the death benefit is --
o the Policy's Total Face Amount on the date of the Insured's death less any partial withdrawals; or, if greater,
o the Policy's Account Value on the date of death multiplied by the applicable factor shown in the table set forth in Appendix C or in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance.

Option 2. The "Coverage Plus" Option. Under this option, the death benefit is --
o the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured's death; or, if greater,
o the Policy's Account Value on the date of death multiplied by the applicable factor shown in the table set forth in Appendix C or in your Policy.

This death benefit option should be selected if you want your death benefit to increase with your Policy's Account Value.

Option 3. The "Premium Accumulation" Option. Under this option, the death benefit is --
o the sum of the Total Face Amount and premiums paid under the Policy plus interest at the rate specified in your Policy less any partial withdrawals; or, if greater,
o the Policy's Account Value on the date of death multiplied by the applicable factor shown in the table set forth in Appendix C or in your Policy.

This death benefit option should be selected if you want a specified amount of death benefit plus a return of the Premiums you paid with guaranteed interest.

Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account.

There is no minimum death benefit guarantee associated with this Policy.

Changes in Death Benefit Option. After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:
o If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Policy's Account Value. Evidence of insurability may be required.
o If the change is from option 1 to option 3, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the accumulated value of all Premiums at the interest rate shown in your Policy. Evidence of insurability may be required.
o If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Policy's Account Value.
o If the change is from option 2 to option 3, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Policy's Account Value less the accumulated value of all Premiums at the interest rate shown in your Policy.
o If the change is from option 3 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the accumulated value of all Premiums at the interest rate shown in your Policy.
o If the change is from option 3 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Policy's Account Value plus the accumulated value of all Premiums at the interest rate shown in your Policy.

Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits. Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases. To Request an increase, you must provide satisfactory evidence of the Insured's insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month's monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Decreases. A decrease will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:
o    first, to the most recent increase;
o    second, to the next most recent increases,  in reverse chronological order;
     and
o    finally, to the initial Total Face Amount.

Surrenders and Withdrawals

Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. The proceeds of a surrender will be payable within seven (7) days of the Request.

We will determine your Cash Surrender Value as of the end of the first Valuation Date after we receive your Request for surrender.

If you withdraw part of the Cash Surrender Value, your Policy's death benefit will be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Policy's Account Value as collateral.

Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Policy's Account Value less the value of the Loan Account. An administrative fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. The proceeds of any such partial withdrawal will be payable within seven (7) days of the Request.

The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals. Your Policy's Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in the proportion the amounts in the Divisions bear to your Policy's Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional premium payments and will be subject to our limitations on Premiums.

A partial withdrawal may have tax consequences. See "Federal Income Tax Considerations - - Tax Treatment of Policy Benefits," beginning on [ ] of this prospectus.

Loans

Policy loans. You may request a policy loan of up to 90% of your Policy's Account Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made. When a policy loan is made, a portion of your Account Value equal to the amount of the policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in the proportion the amounts in the Divisions bear to your Account Value. The minimum policy loan amount is $500.

The interest rate on the policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. That interest rate will be guaranteed for that Policy Year and will apply to all policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for policy loans is The Moody's Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody's Investor Service, Inc. If that Average ceases to be published, the maximum interest rate for policy loans will be derived from a substantially similar average adopted by your state's Insurance Commissioner.

We must reduce our policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

We may increase the policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the policy loan rate.

Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the policy loan interest rate then in effect less a maximum of 0.9%.

All payments we receive from you will be treated as premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a policy loan, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time while the Policy is in force. Amounts paid to repay a policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.

A policy loan, whether or not repaid, will affect the Death Benefit Proceeds payable upon the Insured's death and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Lapse and Reinstatement

Lapse and Continuation of Coverage. If you cease making premium payments, coverage under your Policy and any riders to the Policy will continue until your Policy's Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.

Grace Period. If the first day of a Policy Month occurs during the Valuation Period and your Policy's Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.

The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid policy charges will be deducted from the amount payable by us.

Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured.

Reinstatement. Before the Insured's death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:
o you make your reinstatement Request within three years from the date of termination;
o    you submit satisfactory evidence of insurability to us;
o you pay an amount equal to the policy charges which were due and unpaid at the end of the grace period;
o you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and
o you repay or reinstate any policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy's Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:
o    the Account Value at the time of termination; plus
o net premiums attributable to premiums paid to reinstate the Policy; less o the monthly expense charge; less
o    the  monthly  cost  of  insurance   charge   applicable   on  the  date  of
     reinstatement; less
o    The expense charge applied to premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment. We will usually pay any amount due from the Series Account within seven (7) days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or policy loan may be postponed whenever:
o the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;
o    the SEC, by order, permits postponement for the protection of Owners; or
o an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service's (the "IRS") current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be "adequately diversified" in accordance with certain treasury department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition of federal income tax on you with respect to the earnings allocable to the Policy prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.

Policy Owner Control. In certain circumstances, the owner of a variable life insurance policy may be considered, for federal income tax purposes, the owner of the assets of the variable account used to support the Policy. In those circumstances, income and gains from the variable account assets would be includible in the owner's gross income. We do not know what standards will be established, if any, in the regulations or rulings that the treasury department has stated it expects to issue on this question. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro-rata share of the assets of the Series Account.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includible in the Beneficiary's income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled "Distributions" for a more detailed discussion of the taxability of such payments.

Distributions. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the "investment in the contract," which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:
o the exchange of a Policy for a life insurance, endowment or annuity contract;
o    a change in the death benefit option;
o    a policy loan;
o    a partial surrender; o a surrender;
o    a change in the ownership of a Policy;
o    a change of the named Insured; or
o    an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums ("seven-pay test"). In addition, a Policy may be treated as a MEC if there is a "material change" of the Policy.

We will monitor your premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC. We will promptly refund that money to you and, if you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a "material change," we will retest your Policy for compliance as of the date of the "material change." Failure to comply in either case would result in the Policy's classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:
o First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the "investment in the contract" at the time of the distribution.
o Second, policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
o Third, a 10 percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), policy loan, or loan secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

     1.   made when the taxpayer is age 59 1/2 or older;

     2.   attributable to the taxpayer becoming disabled; or

     3. is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer's life (or life expectancy) or for the duration of the longer of the taxpayer's or the Beneficiary's life (or life expectancies).

Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the "investment in the contract," and then as a distribution of taxable income to the extent the distribution exceeds the "investment in the contract." An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

If your Policy is not a MEC, policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), policy loans and loans secured by the Policy are not subject to the 10 percent additional tax.

Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a policy distribution which is taxable to you.

Treatment When Insured Reaches Attained Age 100. As described above, when the Insured reaches Attained Age 100, we will issue you a "paid-up" life insurance policy. We believe that the paid-up life insurance policy will continue to qualify as a "life insurance contract" under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.

Federal Income Tax Withholding. We are required to withhold 10% on that portion of a policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on policy distributions.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a "life insurance contract." We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the owner's ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.

Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy shall be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.

Other Employee Benefit Programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal adviser.

Policy loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Our Taxes. We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are currently making, and are generally required to capitalize and amortize certain policy acquisition expenses over a 10-year period rather than currently deducting such expenses. This so-called "deferred acquisition cost" tax ("DAC tax") applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to premium to compensate us for these anticipated higher corporate income taxes.

A portion of the expense charges applied to premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

We do not make any guarantees about the Policy's tax status.

We believe the Policy will be treated as a life insurance contract under federal tax laws.

Death benefits generally are not subject to federal income tax.

Investment gains are normally not taxed unless distributed to you before the Insured dies.

If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.

If your Policy becomes a MEC, partial withdrawals, policy loans and surrenders may incur taxes and tax penalties.

Corporate Tax Shelter Requirements

Tax Return Disclosure. Under certain circumstances, an Owner may be required to disclose a purchase of life insurance in its federal income tax return if the purchase constitutes a type of "reportable transaction" under Code section 6011 and Temporary Regulations 1.6011-4T. Disclosure would be required if, for example, the purchase constitutes a confidential transaction under Temp. Reg. 1.6001-4T(b)(3), or a transaction with contractual protection under Temp. Reg. 1.6011-4T(b)(4), or a transaction with a significant book-tax difference under Temp. Reg. 1.6011-4T(b)(6). Whether the purchase of a Policy constitutes a reportable transaction will depend on the particular facts and circumstances. It is the responsbility of each Owner, in consultation with its tax and/or legal counsel and advisers, to make its own determination as to the applicability of the disclosure requirements of Code section 6011 and Temporary Regulations section 1.6011-4T to its federal income tax return.

Maintenance of Customer Lists. Under Code section 6112 and Temporary Regulations section 301.6112-1T, the Company is required to maintain a customer list with respect to sales of life insurance that constitute reportable transactions, as defined in Temporary Regulaitons 1.6011-4T, and to provide a copy of that list to the IRS upon written request. The Company is required to make its own determination as to whether any sale of a Policy constitutes a reportable transaction.

Tax Shelter Registration.  Under Code section 6111 and  Temporary  Regulations section 301.6111, the Company is required to register with the IRS sales of life insurance that are considered tax shelters. While the Company believes that registration would not be required under current regulation with respect to sales of the Policy, the IRS has indicated that it may require registration of "reportable transactions" pending the adoption of certain proposed federal legislation concerning corporate tax shelters.

Legal Proceedings

There are no pending legal proceedings that would have an adverse material effect on the Series Account. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Beverly A. Byrne, Vice President, Counsel and Associate Secretary of Great-West, has passed upon all matters of Colorado law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Colorado law. The law firm of Jorden Burt LLP, 1025 Thomas Jefferson St., Suite 400, East Lobby, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.

Financial Statements

Great-West's consolidated financial statements, which are included in the Statement of Additional Information ("SAI"), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

                                   SIGNATURES

As required by the Securities Act of 1933, the registrant certifies that it meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf in the City of Greenwood Village, State of Colorado, on the 18th day of February, 2003.

                             COLI VUL-2 SERIES ACCOUNT
                                            (Registrant)

                             BY: GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                                            (Depositor)



                             BY:    /s/ W.T. McCallum
                                    W.T. McCallum
                                    President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


/s/ R. Gratton*
R. Gratton*                  Chairman of the Board        February 18, 2003


/s/ W.T. McCallum
W.T. McCallum                President, Chief Executive   February 18, 2003
                             Officer and Director

/s/ M.T.G. Graye
M.T.G. Graye                 Chief Financial Officer      February 18, 2003


/s/ J. Balog*
J. Balog*                    Director                     February 18, 2003


/s/ J.W. Burns*
J.W. Burns*                  Director                     February 18, 2003


/s/ O.T. Dackow*
O.T. Dackow*                 Director                     February 18, 2003


/s/ A. Desmarais*
A. Desmarais*                Director                     February 18, 2003


/s/ P. Desmarais, Jr.*
P. Desmarais, Jr.*           Director                     February 18, 2003



/s/ K.P. Kavanagh*
K.P. Kavanagh*               Director                     February 18, 2003


/s/ W. Mackness*
W. Mackness*                 Director                     February 18, 2003


/s/ J.E.A. Nickerson*
J.E.A. Nickerson*            Director                     February 18, 2003


/s/ P.M. Pitfield*
P.M. Pitfield*               Director                     February 18, 2003


/s/ M. Plessis-Belair*
M. Plessis-Belair*           Director                     February 18, 2003


/s/ B.E. Walsh*
B.E. Walsh*                  Director                     February 18, 2003


*By:  /s/ D.C. Lennox
D.C. Lennox, Attorney-in-Fact pursuant to Powers of Attorney filed under Registrant's Pre-Effective Amendment No. 1 to Form S-6, filed with the Securities and Exchange Commission on June 23, 1999.

Appendix A - Glossary of Terms

Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.

Account Value - The sum of the value of your interests in the Divisions and the Loan Account.

Attained Age - The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.

Beneficiary - The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.

Business Day - Any day that we are open for business. We are open for business every day that the NYSE is open for trading.

Cash Surrender Value - is equal to:
     (a)  Policy Value Account on the effective date of the surrender; less
     (b)  outstanding policy loans and accrued loan interest, if any; less
     (c)  any monthly cost of insurance charges.

Corporate Headquarters - Great-West Life & Annuity Insurance Company ("the Company"), 8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.

Death Benefit Proceeds - The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Divisions - Divisions into which the assets of the Series Account are divided, each of which corresponds to an investment choice available to you.

Due Proof - Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.

Effective Date - The date on which the first premium payment is credited to the Policy.

Evidence of Insurability - Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.

Fund - An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

Initial Premium - The initial premium amount specified in a Policy.

Insured - The person whose life is insured under the Policy.

Issue Age - The Insured's age as of the Insured's birthday nearest the Policy Date.

Issue Date - The date on which we issue a Policy.

Loan Account - All outstanding loans plus credited loan interest held in the general account of the Company. The Loan Account is not part of the Series Account.

Loan Account Value - The sum of all outstanding loans plus credited loan interest for this policy.

NYSE - New York Stock Exchange.

Owner - The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary - The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date - The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.

Policy Debt - The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month - The one-month period commencing on the same day of the month as the Policy Date.

Policy Value Account - The Sub-Account value plus the Loan Account value.

Policy Year - The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Premiums - Amounts received and allocated to the Sub-Account(s) prior to any deductions.

Request - Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received at the Corporate Headquarters from the Owner or the Owner's assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.

SEC - The United States Securities and Exchange Commission.

Series Account - The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL -2 Series Account. It is registered as a unit investment trust under the Investment Company Act of 1940, as amended.

Sub-Account - Sub-division(s) of the Owner's Policy Account Value containing the value credited to the Owner from the Series Account.

Surrender Benefit - Account Value less any outstanding policy loans and less accrued loan interest.

Total Face Amount - The amount of life insurance coverage you request as specified in your Policy.

Transaction Date - The date on which any premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account Value will be valued on each date that the NYSE is open for trading. Transfer - The moving of money from one Sub-Account to one or more Sub-Account(s).

Unit - An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value - The value of each Unit in a Division.

Valuation Date - The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division's assets is determined at the end of each Valuation Date. To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period - The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE on that Valuation Date.

A Statement of Additional Information ("SAI") is a document that includes additional information about the COLI VUL-2 Series Account, including the financial statements of both Great-West Life & Annuity Insurance Company and the COLI VUL-2 Series Account. The SAI is incorporated by reference into the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquiries about the Policy, contact Great-West Life & Annuity Insurance Company toll-free at (888) 353-2654 or via e-mail at Keybusiness@gwl.com.

Information about the COLI VUL-2 Series Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the COLI VUL-2 Series Account are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

                    Investment Company Act File No. 811-09201

                                          Appendix B

                                  To be Filed by Amendment.

                                          Appendix C

                                  To be Filed by Amendment.

                            COLI VUL-2 SERIES ACCOUNT

                            Flexible Premium Variable
                        Universal Life Insurance Policies

                                   Issued by:

                   Great-West Life & Annuity Insurance Company
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111

                       STATEMENT OF ADDITIONAL INFORMATION

        This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus, dated May 1, 2003, which is available without charge by contacting Great-West Life & Annuity Insurance Company at (888) 353-2654 or via e-mail at Keybusiness@gwl.com.

                                   May 1, 2003

               Table of Contents

General Information and History
      of Great-West and the Series
      Account..........................1

      State Regulation.................1

      Experts..........................1

Services ..............................1

Underwriters...........................2

Underwriting Procedures................2

Financial Statements ..................2

Performance Data........................

Illustrations...........................

General Information and History of Great-West and COLI VUL-2 Series Account

Great-West Life & Annuity Insurance Company ("Great-West," the "Company," "we" or "us") is a stock life insurance company that was originally organized under the laws of the state of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to our current name in February 1982. In September 1990, we redomesticated under the laws of Colorado.

We are authorized to do business in forty-nine states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is an indirect, wholly owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is, in turn, a subsidiary of Power Financial Corporation, a financial services company. Power Corporation, a holding and management company, has voting control of Power Financial Corporation of Canada. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation.

        State Regulation

        We are subject to the laws of Colorado governing life insurance companies and to regulation by Colorado's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of all the jurisdictions in which we are authorized to do business.

        We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

        Experts

        Actuarial matters included in the prospectus and the registration statement of which it is a part, including the hypothetical Policy illustrations, have been examined by Ron Laeyendecker, F.S.A., M.A.A.A, Actuary of the Company, and are included in reliance upon his opinion as to their reasonableness.

We established "COLI VUL-2 Series Account" (the "Series Account") in accordance with Colorado law on November 25, 1997. The Series Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

Services

The accounting firm of Deloitte & Touche LLP performs certain accounting and auditing services for Great-West and the Series Account. The principal business address of Deloitte & Touche LLP is 555 Seventeenth Street, Suite 3600, Denver, Colorado, 80202-3942.

The consolidated financial statements of Great-West as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002, as well as the financial statements of the Series Account for the years ended December 31, 2002 and 2001, which are included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their reports appearing herein. Such financial statements have been included herein in reliance upon the reports of Deloitte & Touche LLP, given upon their authority as experts in accounting and auditing.

Underwriters

The offering of the Policy is made on a continuous basis by BenefitsCorp Equities, Inc. ("BCE"), an indirect wholly owned subsidiary of Great-West, whose principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. BCE is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. BCE has received no underwriting commissions in connection with this offering.

Licensed insurance agents will sell the Policy in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 which are members of the National Association of Securities Dealers, Inc. and which have entered into selling agreements with BCE. BCE also acts as the general distributor of certain annuity contracts issued by us. The maximum sales commission payable to our agents, independent registered insurance agents and other registered broker-dealers is 70% of premium up to the first year target premium and 7% of the portion of the first year premium above the target. In addition, asset-based trail commissions may be paid. A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a return of expense charge.

The directors and executive officers of BCE are: Charles P. Nelson, Chairman of the Board and President; Robert K. Shaw, Director; G.E. Seller, Director and Vice President, Major Accounts; Douglas L. Wooden, Director; Glen Ray Derback, Treasurer; Beverly A. Byrne, Secretary and T. L. Buckley, Compliance Officer. The principal business address of each director and executive officer, except G.E. Seller and Beverly A. Byrne, is 8515 East Orchard Road, Greenwood Village, Colorado 80111. G.E. Seller's principal business address is 18101 Von Karman Avenue, Suite 1460, Irvine, California 92612. Beverly A. Byrne's principal business address is 8525 East Orchard Road, Greenwood Village, Colorado 80111.

Underwriting Procedures

We will issue on a Fully Underwritten Basis applicants up to 300% of our standard current mortality assumptions. We will issue on a Simplified Basis based on case characteristics, such as required policy size, average age of group and the industry of the group using our standard mortality assumptions. We will issue on a Guaranteed Basis for larger groups based on case characteristics such as the size of the group, policy size, average age of group, industry, and group location.

Financial Statements

COLI VUL-2 Series Account - To be filed by Amendment.

Great-West Life & Annuity Insurance Company -- To be filed by Amendment.

Performance Data

We may sometimes publish performance information related to the Funds, the Series Account or the Policy in advertising, sales literature and other promotional materials. This information is based on past investment results and is not an indication of future performance.

Quotations of average annual total return for a sub-account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the sub-account over periods of 1, 5, and 10 years (or up to the life of the sub-account) that would equate the initial amount invested to the ending value.

The average annual total return for each sub-account is calculated based on the following formula:

                      P(1+T)n = ERV

where:         P = a hypothetical initial investment of $1,000
               T = average annual total return
               n = number of years
               ERV = ending redeemable value of initial investment

Illustrations - To be filed by Amendment.

Upon Request, we will provide you an illustration of Cash Surrender Value, Account Value and death benefits. The first illustration you Request during a Policy Year will be provided to you free of charge. Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.

                            PART C: OTHER INFORMATION

Item 27.  Exhibits

(a) Board of Directors Resolution. Resolution authorizing establishment of Registrant is incorporated by reference to Registrant's Registration Statement on Form S-6 filed on January 22, 1999, File No. 33-70963.

(b)        Custodian Agreements. None.

(c) Underwriting Contracts. Copy of underwriting contract between Great-West Life & Annuity Insurance Company ("Great-West") and BenefitsCorp Equities, Inc. to be filed by Amendment.

(d) Policies. Copy of Policy, including riders and endorsements, to be filed by Amendment.

(e)        Applications. Copy of application to be filed by Amendment.

(f) Depositor's Certificate of Incorporation and By-Laws. Copy of Articles of Incorporation and Bylaws of Great-West are incorporated by reference to Pre-Effective Amendment No. 2 to the registration statement filed by Variable Annuity-1 Series Account on Form N-4 on October 29, 1996, (File No. 333-01153).

(g) Reinsurance Contracts. Copy of contract reinsuring Registrant to be filed by Amendment.

(h) Participation Agreements. Copies of fund participation agreements to be filed by Amendment.

(i)        Administrative Contracts. None.

(j)        Other Material Contracts. None.

(k) Legal Opinion. An opinion and consent of counsel regarding the legality of the securities being registered to be filed by Amendment.

(l) Actuarial Opinion. An opinion of an actuarial officer of Great-West with respect to the illustrations to be filed by Amendment.

(m)        Calculation. To be filed by Amendment.

(n)        Other Opinions. None.

(o)        Omitted Financial Statements. None.

(p)        Initial Capital Agreements. None.

(q)        Redeemability Exemption. None.

Item 28. Directors and Officers of the Depositor.

                                                           Positions and Offices
Name                     Principal Business Address            with Depositor
----                     --------------------------           ----------------

James Balog          2205 North Southwinds Boulevard, Apt. 307      Director
                     Vero Beach, Florida 32963

James W. Burns, O.C.            (7)                                 Director

Orest T. Dackow                 (3)                                 Director

Andre Desmarais                 (4)                                 Director

Paul Desmarais, Jr.             (4)                                 Director

Robert Gratton                  (5)                                 Chairman

Kevin P. Kavanagh, C.M.         (1)                                 Director

William Mackness         696 Whitehaven Crescent                    Director
                         London, Ontario N6G 4V4

William T. McCallum             (3)                                 Director,
                                                                    President
                                                                    and
                                                                    Chief Exec.
                                                                    Officer

Jerry E.A. Nickerson     H.B. Nickerson & Sons Limited              Director
                         P.O. Box 130
                         255 Commercial Street
                         North Sydney, Nova Scotia B2A 3M2

P. Michael Pitfield, P.C., Q.C. (4)                                 Director

Michel Plessis-Belair, F.C.A.   (4)                                 Director

Brian E. Walsh           QVan Capital, LLC                          Director
                         1 Dock Street, 4th Floor
                         Stamford, Connecticut 06902

John A. Brown                   (3)                                 Senior Vice-
                                                                    President,
                                                                    Financial
                                                                    Services

S. Mark Corbett                 (3)                                 Senior
                                                                    Vice-
                                                                    President,
                                                                    Investments

John R. Gabbert                 (2)                                 Senior Vice
                                                                    President,
                                                                    Employee
                                                                    Benefits

                                                        Positions and Offices
Name                     Principal Business Address        with Depositor
----                     --------------------------       ----------------


Donna A. Goldin                 (2)                     Senior Vice-President
                                                        Employee Benefits


Mitchell T.G. Graye             (3)                     Exec. Vice President,
                                                        Chief Financial Officer

Wayne Hoff mann                 (3)                     Senior Vice-President,
                                                        Investments

D. Craig Lennox                 (6)                     Senior Vice-President,
                                                        General Counsel and
                                                        Secretary

James C. Matura                 (2)                     Senior Vice-President,
                                                        Employee Benefits

Charles P. Nelson               (3)                     Senior Vice-President,
                                                        Financial Services

Deborah L. Origer-Bauroth       (2)                     Senior Vice-President,
                                                        Employee Benefits

Marty Rosenbaum                 (2)                     Senior Vice-President,
                                                        Employee Benefits

Richard F. Rivers               (2)                     Exec. Vice President,
                                                        Employee Benefits

Gregg E. Seller                 (3)                     Senior Vice-President,
                                                        Financial Services

Robert K. Shaw                  (3)                     Senior Vice-President,
                                                        Financial Services

George D. Webb                  (3)                     Senior Vice-President,
                                                        Financial Services

Douglas L. Wooden               (3)                     Exec. Vice-President,
                                                        Financial Services

Jay W. Wright                   (2)                     Senior Vice-President,
                                                        Employee Benefits

(1) 100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5. (2) 8505 East Orchard Road, Greenwood Village, Colorado 80111. (3) 8515 East Orchard Road, Greenwood Village, Colorado 80111.

(4) Power Corporation of Canada, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3. (5) Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3. (6) 8525 East Orchard Road, Greenwood Village, Colorado 80111.

(7) Power Corporation of Canada, 1 Lombard Place, 26th Floor, Winnipeg, Manitoba, Canada R3B 0X5

Item 29.  Person Controlled by or Under Common Control with the Depositor or the
           Registrant.

        (State/Country of Organization) - Nature of Business

Power Corporation of Canada (Canada) - Holding and Management Company
   100.0%  - 2795957 Canada Inc. (Canada) - Holding Company
       100.0%  - 171263 Canada Inc. (Canada) - Holding Company
           67.4%  - Power Financial Corporation (Canada) - Holding Company
               81.03%  - Great-West Lifeco Inc. (Canada) - Holding Company
                   100.0% - GWL&A Financial (Canada) Inc. (Canada) - Holding Company
                       100.0% - GWL&A Financial (Nova Scotia) Co. (Canada) - Holding Company
                           100.0% - GWL&A Financial Inc. (Delaware) - Holding Company
                             100.0%  - Great-West Life & Annuity Capital I (Delaware) - Business Trust
                             100.0% - Great-West Life & Annuity Insurance Company (Colorado) -
                                      Life and Health Insurance Company
                                100.0% - First Great-West Life & Annuity Insurance Company (New York) -
                                Life and Health Insurance Company
                                100.0% - Advised Assets Group, LLC (Colorado) - Investment Adviser
                                100.0% - Alta Health & Life Insurance Company (Indiana) - Life and
                                Health Insurance Company
                                         100.0%  - Alta Agency, Inc. (New York) - Insurance Agency
                                100.0% - BenefitsCorp, Inc. (Delaware) - Insurance Agency
                                         100.0%  - BenefitsCorp Equities, Inc. (Delaware) - Securities
                                         Broker/Dealer
                                         100.0% - BCC Corp of Wyoming, Inc. (Wyoming) - Insurance Agency
                                100.0% - National Plan Coordinators of Delaware, Inc. (Delaware) -
                                Third Party Administrator
                                         100.0%  - NPC Securities, Inc. (California) - Securities
                                         Broker/Dealer
                                         100.0%  - National Plan Coordinators of Washington, Inc.
                                         (Washington) - Third Party Administrator
                                         100.0%  - P.C. Enrollment Services & Insurance Brokerage, Inc.
                                         (Massachusetts) - Insurance Agency
                               100.0% - One Benefits, Inc. (Colorado) - Holding Company
                                        100.0%  - One Health Plan of Alaska, Inc. (Alaska) - Preferred
                                        Provider Organization
                                        100.0%  - One Health Plan of Arizona, Inc. (Arizona) - Health
                                        Maintenance Organization
                                        100.0%  - One of Arizona, Inc. (Arizona) - Preferred Provider
                                        Organization
                                        100.0% - One Health Plan of California, Inc.
                                        (California) - Health Maintenance Organization
                                        100.0% - One Health Plan of Colorado, Inc.
                                        (Colorado) - Health Maintenance Organization
                                        100.0% - One Health Plan of Florida, Inc. (Florida) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of Georgia, Inc. (Georgia) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of Illinois, Inc. (Illinois) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of Indiana, Inc. (Indiana) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of Kansas/Missouri, Inc. (Kansas) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of Maine, Inc. (Maine) - Preferred
                                        Provider Organization
                                        100.0% - One Health Plan of Massachusetts, Inc. (Massachusetts) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of Michigan, Inc. (Michigan) -
                                        Preferred Provider Organization
                                        100.0% - One Health Plan of Minnesota, Inc. (Minnesota) -
                                        Preferred Provider Organization
                                        100.0% - One Health Plan of Nevada, Inc. (Nevada) -
                                        Preferred Provider Organization
                                        100.0% - One Health Plan of New Hampshire, Inc. (New Hampshire) -
                                        Preferred Provider Organization
                                        100.0% - One Health Plan of New Jersey, Inc. (New Jersey) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of New York, Inc. (New York) -
                                        Preferred Provider Organization
                                        100.0% - One Health Plan of North Carolina, Inc. (North Carolina) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of Ohio, Inc. (Ohio) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of Oregon, Inc. (Oregon) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of Pennsylvania, Inc. (Pennsylvania) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of South Carolina, Inc. (South Carolina) -
                                        Preferred Provider Organization
                                        100.0% - One Health Plan of Tennessee, Inc. (Tennessee) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan of Texas, Inc. (Texas) -
                                        Health Maintenance Organization
                                        100.0% - One Health Plan, Inc. (Vermont) -
                                        Preferred Provider Organization
                                        100.0%  - One Health Plan of Virginia, Inc. (Virginia) -
                                        Preferred Provider Organization
                                        100.0%  - One Health Plan of Washington, Inc. (Washington) -
                                        Health Maintenance Organization
                                        100.0%  - One Health Plan of Wisconsin, Inc. (Wisconsin) -
                                        Preferred Provider Organization
                                        100.0%  - One Health Plan of Wyoming, Inc. (Wyoming) -
                                        Preferred Provider Organization
                                        100.0%  - One Orchard Equities, Inc. (Colorado) - Securities
                                        Broker/Dealer
                              100.0%  - Financial Administrative Services Corporation (Colorado) -
                                        Third Party Administrator
                              100.0%  - GWL Properties, Inc. (Colorado) - Real Property Corporation
                               50.0%  - Westkin Properties Ltd. (California) - Real Property
                                        Corporation
                              100.0%  - Great-West Benefit Services, Inc. (Delaware) - Leasing
                                        Company
                               92.1%  - Maxim Series Fund, Inc. (Maryland) - Investment Company
                              100.0%  - GW Capital Management, LLC (Colorado) - Investment Adviser
                                        100.0% - Orchard Capital Management, LLC (Colorado) - Investment Adviser
                                        100.0% - Greenwood Investments, LLC (Colorado) - Securities Broker/Dealer
                               86.8%  - Orchard Series Fund (Delaware) - Investment Company
                                        100.0%  - Orchard Trust Company (Colorado) - Trust Company

Item 30. Indemnification. Provisions exist under the Colorado General Corporation Code and the Bylaws of Great-West whereby Great-West may indemnify a director, officer, or controlling person of Great-West against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

                                  Colorado Business Corporation Act

           Article 109 - INDEMNIFICATION

           Section 7-109-101.  Definitions.

                  As used in this Article:

                  (1) "Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                  (2) "Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of or to hold a similar position with, another domestic or foreign corporation or other person or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

                  (3) "Expenses" includes counsel fees.

                  (4) "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

                  (5) "Official capacity" means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

                  (6) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

                  (7) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

           Section 7-109-102.  Authority to indemnify directors.

                  (1) Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

                    (a)  The person conducted  himself or herself in good faith;
                         and

                    (b)  The person reasonably believed:

                                (I) In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests; and

                                (II) In all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and

                    (c) In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

                  (2) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

                  (3) The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

                  (4) A corporation may not indemnify a director under this section:

                         (a) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

                         (b) In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

                  (5) Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

           Section 7-109-103.  Mandatory Indemnification of Directors.

                         Unless limited by the articles of incorporation, a
                  corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

           Section 7-109-104.  Advance of Expenses to Directors.

                  (1) A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

                         (a) The director furnishes the corporation a written affirmation of the director's good-faith belief that he or she has met the standard of conduct described in
                         Section 7-109-102;

                         (b) The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

                         (c) A determination is made that the facts then know to those making the determination would not preclude indemnification under this article.

                  (2) The undertaking required by paragraph (b) of subsection
                  (1) of this section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

                  (3) Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

           Section 7-109-105.  Court-Ordered Indemnification of Directors.

                  (1) Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

                         (a) If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

                         (b) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

         Section 7-109-106.  Determination and Authorization of Indemnification
                             of Directors.

                  (1) A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under
                  Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

                  (2) The determinations required by subsection (1) of this section shall be made:

                         (a) By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum.

                         (b) If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

                  (3) If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection
                  (1) of this section shall be made:

                         (a) By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

                         (b) By the shareholders.

                  (4) Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

           Section  7-109-107.   Indemnification  of  Officers,  Employees,
                                 Fiduciaries, and Agents.

                  (1) Unless otherwise provided in the articles of
                      incorporation:

                         (a) An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

                         (b) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

                         (c) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

           Section 7-109-108.  Insurance.

                         A corporation may purchase and maintain insurance on
                  behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation and who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or foreign corporation or other person or of an employee benefit plan against any liability asserted against or incurred by the person in that capacity or arising out of his or her status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

           Section 7-109-109.  Limitation of Indemnification of Directors.

                  (1) A provision concerning a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

                  (2) Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

           Section 7-109-110.  Notice to Shareholders of Indemnification of
                               Director.

                         If a corporation indemnifies or advances expenses to a
                  director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

                                        Bylaws of Great-West

           Article II, Section 11.  Indemnification of Directors.
                                    ----------------------------

                  The Company may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the Company to the extent permitted by applicable law, any director, officer, or employee of the Company or any member or officer of any committee, and his heirs, executors and administrators, from and against all claims, liabilities, costs, charges and expenses whatsoever that any such director, officer, employee or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him for or in respect of any act, deed, matter or thing whatsoever made, done, or permitted by him in or about the execution of his duties of his office or employment with the Company, in or about the execution of his duties as a director or officer of another company which he so serves at the request and on behalf of the Company, or in or about the execution of his duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges and expenses that he sustains or incurs, in or about or in relation to any such duties or the affairs of the Company, the affairs of such Committee, except such claims, liabilities, costs, charges or expenses as are occasioned by his own willful neglect or default. The Company may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the Company to the extent permitted by applicable law, any director, officer, or employee of any subsidiary corporation of the Company on the same basis, and within the same constraints as, described in the preceding sentence.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriter.

           (a) BenefitsCorp Equities, Inc. ("BCE") currently distributes securities of FutureFunds Series Account, Maxim Series Account and Pinnacle Series Account in addition to those of the Registrant.

           (b) Directors and Officers of BCE

                                                   Position and Offices

Name              Principal Business Address                with Underwriter
----              --------------------------              --------------------

Charles P. Nelson               (1)                Chairman and President
President

Robert K. Shaw                  (1)                Director


David G. McLeod                 (1)                Director

Gregg E. Seller          18101 Von Karman Ave.     Director and Vice President
President,
                         Suite 1460                Major Accounts
                         Irvine, CA 92715

Glen R. Derback                 (1)                Treasurer

Beverly A. Byrne                (1)                Secretary

Teresa L. Buckley               (1)                Compliance Officer
------------

(1) 8515 E. Orchard Road, Greenwood Village, Colorado 80111

   (c) Commissions and other compensation received from the Registrant by Principal Underwriter during Registrant's last fiscal year:

                      Net

Name of           Underwriting      Compensation
Principal         Discounts and         on          Brokerage
Underwriter       Commissions        Redemption     Commissions     Compensation

BCE                  -0-                 -0-           -0-             -0-


Item 32. Location of Accounts and Records. All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Great-West, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Item 33. Management Services.  None.

Item 34. Fee Representation. Great-West represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by Great-West.